                                                                    EXHIBIT 99.7


                             SCHEDULE OF AGREEMENTS
                SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
                             TO AGREEMENTS FILED AS
                    EXHIBITS 99.4, 99.5 AND 99.6 PURSUANT TO
                   INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

     In addition to the agreement filed as Exhibit 99.4 to this filing (which is also listed below), Ventas Realty, Limited Partnership has executed and delivered an Amended and Restated Mortgage, Security Agreement and Assignment of Rents, dated as of April 17, 2002, by Ventas Realty, Limited Partnership, as Mortgagor, to Bank of America, N.A., Administrative Agent, as Mortgagee, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as
Exhibit 99.4 to this filing, except for immaterial differences relating to recording, mortgage and similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items relating to site or state-specific legal requirements, document titles, remedies and other matters.

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     562          Andrew House Healthcare, 66 Clinic Drive, New Britain, Connecticut (Hartford County)
     567          Nutmeg Pavilion Healthcare, 78 Viets Street Extension, New London, Connecticut (New
                  London County)
     117          Waldmere Place, 1524 East Avenue South, Sarasota, Florida (Sarasota County)
     4602         Kindred Hospital South Florida Coral Gables, 5190 Southwest 8th Street, Coral Gables,
                  Florida (Dade County)
     4652         Kindred Hospital-North Florida, 801 Oak Street, Green Cove Springs, Florida
                  (Clay County)
     4637         Kindred Hospital Chicago North Campus, 2544 West Montrose Avenue, Chicago,
                  Illinois (Cook County)
     4690         Kindred Hospital Chicago Northlake Campus, 365 East North Avenue, Northlake,
                  Illinois (Cook County)
     779          Westview Nursing and Rehab Center, 1510 Clinic Drive, Bedford, Indiana (Lawrence
                  County)
     4620         Kindred Hospital LaGrange, 207 North Townline Road, LaGrange, Indiana (LaGrange
                  County)
     4638         Kindred Hospital Indianapolis, 1700 West 10th Street, Indianapolis, Indiana (Marion County)
     783          Lexington Center for Health and Rehabilitation, 353 Waller Avenue, Lexington,
                  Kentucky (Fayette County)
     784          Northfield Centre for Health and Rehab, 6000 Hunting Road, Louisville, Kentucky
                  (Jefferson County)
     4633         Kindred Hospital-Louisville, 1313 St. Anthony Place, Louisville, Kentucky
                  (Jefferson County)
     327          Laurel Ridge Rehab & Nursing Center, 174 Forest Hill Street, Jamaica Plain,
                  Massachusetts (Suffolk County)
     507          Country Manor Rehab & Nsg Center, 180 Low Street, Newburyport, Massachusetts
                  (Essex County)
     516          Hammersmith House Nsg. Care Ctr., 73 Chestnut Street, Saugus, Massachusetts
                  (Essex County)
     518          Timberlyn Heights Nsg. & Alz. Ctr., 320 Maple Avenue, Great Barrington,
                  Massachusetts (Berkshire County)

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     527          Briarwood Health Care Nursing Center, 150 Lincoln Street, Needham, Massachusetts
                  (Norfolk County)
     538          West Roxbury Manor, 5060 Washington Street, West Roxbury, Massachusetts
                  (Suffolk County)
     582          Colony House Nsg. & Rehab Ctr., 277 Washington Street, Abington, Massachusetts
                  (Plymouth County)
     550          Norway Rehabilitation & Living Ctr., 29 Marion Avenue, Norway, Maine (Oxford
                  County)
     552          Shore Village Rehab & Nursing Center, 201 Camden Avenue, Rockland, Maine
                  (Knox County)
     555          Brentwood Rehab & Nsg. Center, 370 Portland Street, Yarmouth, Maine
                  (Cumberland  County)
     558          Fieldcrest Manor Nursing Home, 126 Depot Street, Waldoboro, Maine (Lincoln
                  County)
     4659         Kindred Hospital-Minneapolis, 1300 Hidden Lakes Parkway, Golden Valley,
                  Minnesota (Hennepin County)
     577          Minerva Park Nursing & Rehab Ctr., 5460 Cleveland Avenue, Columbus, Ohio
                  (Franklin County)
     868          Lebanon Country Manor, 700 Monroe Road, Lebanon, Ohio (Warren County)
     4618         Kindred Hospital-Oklahoma City, 1407 North Robinson Avenue, Oklahoma City,
                  Oklahoma (Oklahoma County)
     4619         Kindred Hospital-Pittsburgh, 7777 Steubenville Pike, Oakdale, Pennsylvania
                  (Allegheny County)/1/
     767          Colony Oaks Care Center, 601 Briarcliff Drive, Appleton, Wisconsin (Outagamie
                  County)
     769          North Ridge Medical and Rehab Center, 1445 North 7th Street, Manitowoc, Wisconsin
                  (Manitowoc County)
     772          Family Heritage Med. & Rehab Ctr., 130 Strawberry Lane, Wisconsin Rapids,
                  Wisconsin (Wood County)
     441          Mountain Towers Healthcare & Rehab Center, 3128 Boxelder Drive, Cheyenne,
                  Wyoming (Laramie County)


______________
/1/ Ventas, Inc. (not Ventas Realty, Limited Partnership) is the owner and mortgagor with respect to this facility.

     In addition to the agreement filed as Exhibit 99.5 to this filing (which is also listed below), Ventas Realty, Limited Partnership has executed and delivered an Amended and Restated Deed of Trust and Security Agreement, dated as of April 17, 2002, made by Ventas Realty, Limited Partnership, as Grantor, to Rhonda C. Bundy, as Trustee, for the benefit of Bank of America, N.A., Administrative Agent, as Beneficiary, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as Exhibit 99.5 to this filing, except for immaterial differences relating to recording, mortgage and similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items relating to site or state-specific legal requirements, document titles, trustee entity, remedies and other matters.

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     436          Valley Healthcare & Rehab Center, 5545 East Lee Street, Tucson, Arizona (Pima
                  County)
     742          Sonoran Rehab and Care Center, 4202 North 20th Avenue, Phoenix, Arizona
                  (Maricopa County)
     4656         Kindred Hospital-Phoenix, 40 East Indianola Avenue, Phoenix, Arizona (Maricopa
                  County)
     525          LaVeta Healthcare Center, 920 West La Veta, Orange, California (Orange County)
     738          Bay View Nursing and Rehab Center, 516 Willow Street, Alameda, California
                  (Alemada County)
     4822         Kindred Hospital  - San Francisco Bay Area, 2800 Benedict Drive, San Leandro,
                  California (Alameda County)
     4842         Kindred Hospital Westminster, 200 Hospital Circle, Westminster, California (Orange
                  County)
     4848         Kindred Hospital-San Diego, 1940 El Cajon Blvd., San Diego, California (San Diego
                  County)
     4693         Merlo Park Surgical Hospital, 570 Willow Road, Menlo Park, California (San Mateo
                  County)
     745          Aurora Care Center, 10201 East Third Avenue, Aurora, Colorado (Arapahoe County)
     218          Cascade Rehab & Care Center, 2814 S. Indiana Avenue South, Caldwell, Idaho
                  (Canyon County)
     409          Mountain Valley Care & Rehabilitation Center, 601 West Cameron Avenue, Kellogg,
                  Idaho (Shoshone County)
     4680         Kindred Hospital-St. Louis, 4930 Lindell Blvd., St. Louis, Missouri
                  (City of St. Louis)
     416          Park Place Health Care Center, 1500 32nd Street South, Great Falls, Montana
                  (Cascade County)
     433          Parkview Acres Care & Rehab Center, 200 Oregon Street, Dillon, Montana
                  (Beaverhead County)
     191          Silas Creek Manor, 3350 Silas Creek Parkway, Winston-Salem, North Carolina
                  (Forsyth County)
     806          Chapel Hill Rehab and Healthcare Ctr., 11602 East Franklin Street, Chapel Hill,
                  North Carolina (Orange County)
     640          Las Vegas Healthcare & Rehab Ctr., 2832 South Maryland Parkway, Las Vegas,
                  Nevada (Clark County)
     452          Sunnyside Care Center, 4515 Sunnyside Road, S.E., Salem, Oregon (Marion County)

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     132          Madison Healthcare & Rehab Ctr., 431 Larkin Springs Road, Madison, Tennessee
                  (Davidson County)
    4628          Kindred Hospital Chattanooga, 709 Walnut Street, Chattanooga, Tennessee (Hamilton County)
     140          Wasatch Care Center, 3430 Harrison Boulevard, Ogden, Utah (Weber County)
     114          Arden Rehabilitation & Healthcare Center, 16357 Aurora Avenue North, Seattle,
                  Washington (King County)
     127          Northwest Continuum Care, 128 Beacon Hill, Longview, Washington (Cowlitz
                  County)
     185          Heritage Health & Rehab Center, 3605 Y Street, Vancouver, Washington (Clark
                  County)
     462          Queen Anne Healthcare, 2717 Dexter Avenue North, Seattle, Washington (King
                  County)

     In addition to the agreement filed as Exhibit 99.6 to this filing (which is also listed below), Ventas Realty, Limited Partnership has executed and delivered an Assignment of Leases and Rents, dated as of April 17, 2002, from Ventas Realty, Limited Partnership, Assignor, to Bank of America, N.A., Administrative Agent, Assignee, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as Exhibit 99.6 to this filing, except for immaterial differences relating to recording, mortgage and similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items relating to site or state-specific legal requirements, document titles, trustee entity, remedies and other matters.

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     562          Andrew House Healthcare, 66 Clinic Drive, New Britain, Connecticut (Hartford County)
     567          Nutmeg Pavilion Healthcare, 78 Viets Street Extension, New London, Connecticut (New
                  London County)
     117          Waldmere Place, 1524 East Avenue South, Sarasota, Florida (Sarasota County)
     4602         Kindred Hospital South Florida Coral Gables, 5190 Southwest 8th Street, Coral Gables,
                  Florida (Dade County)
     4652         Kindred Hospital-North Florida, 801 Oak Street, Green Cove Springs, Florida
                  (Clay County)
     4637         Kindred Hospital Chicago North Campus, 2544 West Montrose Avenue, Chicago,
                  Illinois (Cook County)
     4690         Kindred Hospital Chicago Northlake Campus, 365 East North Avenue, Northlake,
                  Illinois (Cook County)
     779          Westview Nursing and Rehab Center, 1510 Clinic Drive, Bedford, Indiana (Lawrence
                  County)
     4620         Kindred Hospital LaGrange, 207 North Townline Road, LaGrange, Indiana (LaGrange
                  County)
     4638         Kindred Hospital Indianapolis, 1700 West 10th Street, Indianapolis, Indiana
                  (Marion County)
     783          Lexington Center for Health and Rehabilitation, 353 Waller Avenue, Lexington,
                  Kentucky (Fayette County)
     784          Northfield Centre for Health and Rehab, 6000 Hunting Road, Louisville, Kentucky
                  (Jefferson County)
     4633         Kindred Hospital-Louisville, 1313 St. Anthony Place, Louisville, Kentucky
                  (Jefferson County)
     327          Laurel Ridge Rehab & Nursing Center, 174 Forest Hill Street, Jamaica Plain,
                  Massachusetts (Suffolk County)
     507          Country Manor Rehab & Nsg Center, 180 Low Street, Newburyport, Massachusetts
                  (Essex County)
     516          Hammersmith House Nsg. Care Ctr., 73 Chestnut Street, Saugus, Massachusetts
                  (Essex County)
     518          Timberlyn Heights Nsg. & Alz. Ctr., 320 Maple Avenue, Great Barrington,
                  Massachusetts (Berkshire County)
     527          Briarwood Health Care Nursing Center, 150 Lincoln Street, Needham, Massachusetts
                  (Norfolk County)
     538          West Roxbury Manor, 5060 Washington Street, West Roxbury, Massachusetts
                  (Suffolk County)

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     582          Colony House Nsg. & Rehab Ctr., 277 Washington Street, Abington, Massachusetts
                  (Plymouth County)
     550          Norway Rehabilitation & Living Ctr., 29 Marion Avenue, Norway, Maine (Oxford
                  County)
     552          Shore Village Rehab & Nursing Center, 201 Camden Avenue, Rockland, Maine
                  (Knox County)
     555          Brentwood Rehab & Nsg. Center, 370 Portland Street, Yarmouth, Maine
                  (Cumberland County)
     558          Fieldcrest Manor Nursing Home, 126 Depot Street, Waldoboro, Maine (Lincoln
                  County)
     4659         Kindred Hospital-Minneapolis, 1300 Hidden Lakes Parkway, Golden Valley,
                  Minnesota (Hennepin County)
     577          Minerva Park Nursing & Rehab Ctr., 5460 Cleveland Avenue, Columbus, Ohio
                  (Franklin County)
     868          Lebanon Country Manor, 700 Monroe Road, Lebanon, Ohio (Warren County)
     4618         Kindred Hospital-Oklahoma City, 1407 North Robinson Avenue, Oklahoma City,
                  Oklahoma (Oklahoma County)
     4619         Kindred Hospital-Pittsburgh, 7777 Steubenville Pike, Oakdale, Pennsylvania
                  (Allegheny County)/2/
     767          Colony Oaks Care Center, 601 Briarcliff Drive, Appleton, Wisconsin (Outagamie
                  County)
     769          North Ridge Medical and Rehab Center, 1445 North 7th Street, Manitowoc, Wisconsin
                  (Manitowoc County)
     772          Family Heritage Med. & Rehab Ctr., 130 Strawberry Lane, Wisconsin Rapids,
                  Wisconsin (Wood County)
     441          Mountain Towers Healthcare & Rehab Center, 3128 Boxelder Drive, Cheyenne,
                  Wyoming (Laramie County)
     436          Valley Healthcare & Rehab Center, 5545 East Lee Street, Tucson, Arizona (Pima
                  County)
     742          Sonoran Rehab and Care Center, 4202 North 20th Avenue, Phoenix, Arizona
                  (Maricopa County)
     4656         Kindred Hospital-Phoenix, 40 East Indianola Avenue, Phoenix, Arizona (Maricopa
                  County)
     525          LaVeta Healthcare Center, 920 West La Veta, Orange, California (Orange County)
     738          Bay View Nursing and Rehab Center, 516 Willow Street, Alameda, California
                  (Alemada County)
     4822         Kindred Hospital - San Francisco Bay Area, 2800 Benedict Drive, San Leandro,
                  California (Alameda County)
     4842         Kindred Hospital Westminster, 200 Hospital Circle, Westminster, California (Orange
                  County)
     4848         Kindred Hospital-San Diego, 1940 El Cajon Blvd., San Diego, California (San Diego
                  County)
     4693         Merlo Park Surgical Hospital, 570 Willow Road, Menlo Park, California (San Mateo
                  County)
     745          Aurora Care Center, 10201 East Third Avenue, Aurora, Colorado (Arapahoe County)


_____________________
/2/ Ventas, Inc. (not Ventas Realty, Limited Partnership) is the owner and assignor of the leases and rents with respect to this facility.

FACILITY
   NO.            FACILITY NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------
     218          Cascade Rehab & Care Center, 2814 S. Indiana Avenue South, Caldwell, Idaho
                  (Canyon County)
     409          Mountain Valley Care & Rehabilitation Center, 601 West Cameron Avenue, Kellogg,
                  Idaho (Shoshone County)
     4680         Kindred Hospital-St. Louis, 4930 Lindell Blvd., St. Louis, Missouri
                  (City of St. Louis)
     416          Park Place Health Care Center, 1500 32nd Street South, Great Falls, Montana
                  (Cascade County)
     433          Parkview Acres Care & Rehab Center, 200 Oregon Street, Dillon, Montana
                  (Beaverhead County)
     191          Silas Creek Manor, 3350 Silas Creek Parkway, Winston-Salem, North Carolina
                  (Forsyth County)
     806          Chapel Hill Rehab and Healthcare Ctr., 11602 East Franklin Street, Chapel Hill,
                  North Carolina (Orange County)
     640          Las Vegas Healthcare & Rehab Ctr., 2832 South Maryland Parkway, Las Vegas,
                  Nevada (Clark County)
     452          Sunnyside Care Center, 4515 Sunnyside Road, S.E., Salem, Oregon (Marion County)
     132          Madison Healthcare & Rehab Ctr., 431 Larkin Springs Road, Madison, Tennessee
                  (Davidson County)
     4628         Kindred Hospital-Chattanooga, 709 Walnut Street, Chattanooga, Tennessee (Hamilton
                  County)
     140          Wasatch Care Center, 3430 Harrison Boulevard, Ogden, Utah (Weber County)
     114          Arden Rehabilitation & Healthcare Center, 16357 Aurora Avenue North, Seattle,
                  Washington (King County)
     127          Northwest Continuum Care, 128 Beacon Hill, Longview, Washington (Cowlitz
                  County)
     185          Heritage Health & Rehab Center, 3605 Y Street, Vancouver, Washington (Clark
                  County)
     462          Queen Anne Healthcare, 2717 Dexter Avenue North, Seattle, Washington (King
                  County)